Exhibit 10.65

REINSTATEMENT OF AND THIRD AMENDMENT TO
PURCHASE AND SALE CONTRACT

            Reinstatement of and Third Amendment to Purchase and Sale Contract (the “Amendment”) is made as of October 5, 2010, between CONCAP VILLAGE GREEN ASSOCIATES, LTD., a Texas limited partnership (“Seller”), and VILLAGE GREEN GARDENS ASSOCIATES, LLC, a Virginia limited liability company (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser (successor-by-assignment to Harbor Group International, LLC) entered into a Purchase and Sale Contract dated as of May 24, 2010, as amended by (i) that certain First Amendment to Purchase and Sale Contract, dated as of May 26, 2010 and (ii) that certain Reinstatement of and Second Amendment to Purchase and Sale Contract, dated as of July 16, 2010 (collectively, the “Contract”) with respect to the sale of certain property known as Village Green Apartments located in Seminole County, Florida, as described in the Contract;

            WHEREAS, pursuant to that certain letter dated September 29, 2010 from Purchaser to Seller (the “Termination Notice”), Purchaser exercised its termination right pursuant to Section 4.5.5 of the Contract;

            WHEREAS, Seller and Purchaser desire to (i) rescind the Termination Notice, (ii) reinstate the Contract in its entirety and (iii) amend the Contract on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Reinstatement.           Purchaser hereby rescinds the Termination Notice.  Seller and Purchaser hereby agree that (i) the Termination Notice is null and void and (ii) the Contract is hereby reinstated in its entirety, as amended by this Amendment, and is hereby ratified and affirmed in all respects, as if the Termination Notice had never been given by Purchaser.

3.      Prepayment Penalty.              Notwithstanding anything to the contrary contained in the Contract, at Closing, Seller shall pay to Lender the Prepayment Penalty associated with the pay down of the first mortgage loan (Loan # 50-1033080) to a principal balance of $2,031,113.89. Purchaser acknowledges that it no longer has the right to terminate the Contract pursuant to Sections 4.5.5 and 4.5.9.

4.      Closing Date.             Notwithstanding anything to the contrary contained in the Contract, the Closing Date (as such term is defined in Section 5.1.1 of the Contract) is hereby amended to be October 20, 2010.

5.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission or electronic mail, and any such facsimile transmitted or electronically mailed Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

CONCAP VILLAGE GREEN ASSOCIATES, LTD., a Texas limited partnership

By:  CCP/III VILLAGE GREEN GP, INC., a South Carolina corporation, its general partner

By:  /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

Purchaser:

VILLAGE GREEN GARDENS ASSOCIATES, LLC, a Virginia limited liability company

By:  Village Green Managing Co., LLC, a Delaware limited liability company, its Manager

By:  /s/T. Richard Litton, Jr.

Name:  T. Richard Litton, Jr.

Title:  Vice President